UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2016

STERIS plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Chancery House, 190 Waterside Road
Hamilton Industrial Park, Leicester LE5 1QZ
United Kingdom
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +44 0 116 276 8636
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

STERIS plc (the “Company”) has identified certain errors in its Consolidated Condensed Statement of Cash Flows and related calculation of Free Cash Flow for the six months ended September 30, 2016, which were originally published with the Company’s November 2, 2016 press release announcing the Company’s quarterly financial results, which release is furnished as Exhibit 99.1 hereto. The errors were identified and corrected in connection with the finalization of the financial statements for the fiscal 2017 second quarter ended September 30, 2016, in preparation for the filing of the Company’s Form 10-Q. As originally published, net cash provided by operating activities, net cash used in investing activities, and net cash used in financing activities were $182.5 million, $13.3 million and $151.1 million, respectively. As a result of the corrections, net cash provided by operating activities, net cash used in investing activities, and net cash used in financing activities were $188.5 million, $8.7 million and $161.6 million, respectively. Free cash flow as originally published was $108.9 million and is now $119.4 million. The related amended financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information contained in this Item 2.02 of this Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1*	Press Release issued by STERIS plc on November 2, 2016 announcing financial results for its fiscal 2017 second quarter ended September 30, 2016.

99.2	Consolidated Condensed Statements of Cash Flow for the six-month period ended September 30, 2016.

* - Previously furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By:	/s/ J. Adam Zangerle
J. Adam Zangerle
Company Secretary
Date: November 8, 2016

EXHIBIT INDEX

Exhibit
No.	Description

99.1*	Press Release issued by STERIS plc on November 2, 2016 announcing financial results for its fiscal 2017 second quarter ended September 30, 2016.

99.2	Consolidated Condensed Statements of Cash Flow for the six-month period ended September 30, 2016.

* - Previously furnished.